UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021 (November 16, 2021)

LAMF GLOBAL VENTURES CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41053	98-1616579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9255 Sunset Blvd., Suite 515

West Hollywood, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 343-8760

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LGVCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	LGVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LGVCW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 16, 2021, LAMF Global Ventures Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 25,300,000 units (the “Units”), which includes the issuance of 3,300,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

On November 10, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 1,106,000 units (the “Private Placement Units”) to LAMF SPAC Holdings I LLC at a price of $10.00 per Private Placement Unit, generating gross proceeds of $11,060,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Private Placement Units are identical to the Units, except that except that the Private Placement Units (including the underlying securities) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights.

A total of $258,060,000, comprised of $249,000,000 of the proceeds from the IPO (which amount includes $9,915,000 of the underwriters’ deferred discount) and $9,060,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 16, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of November 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMF GLOBAL VENTURES CORP. I

	By:	/s/ Simon Horsman
Name: Simon Horsman
Title: Chief Executive Officer

Dated: November 22, 2021